Taxation (Tables)	12 Months Ended
Jun. 30, 2020
Income Taxes [Abstract]
Disclosure of Taxation (Expense)/Credit
The taxation (expense)/credit for the year is as follows:

	SA Rand
Figures in million	2020	2019	2018

SA taxation

Mining tax (a)	(56)	(19)	(42)
- current year	(61)	(14)	(42)
- prior year	5	(5)	—

Non-mining tax (b)	(2)	(124)	(163)
- current year	(2)	(121)	(163)
- prior year	—	(3)	—

Deferred tax (c)	(197)	282	439
- current year	(197)	282	439

Total taxation (expense)/credit	(255)	139	234

(a)
Mining tax on gold mining taxable income in South Africa is determined according to a formula, based on the taxable income from mining operations. 5% of total revenue is exempt from taxation while the remainder is taxable at a higher rate (34%) than non-mining income (28%) as a result of applying the gold mining formula. Mining and non-mining income of Australian entities and PNG operation are taxed at a standard rate of 30%.

All qualifying mining capital expenditure is deducted from taxable mining income to the extent that it does not result in an assessed loss. Accounting depreciation is eliminated when calculating the South African mining tax income. Excess capital expenditure is carried forward as unredeemed capital to be claimed from future mining taxable income. The group has several tax paying entities in South Africa. In terms of the mining ring-fencing application, each ring-fenced mine is treated separately and deductions can normally only be utilised against mining income generated from the relevant ring-fenced mine.

(b)
Non-mining taxable income of mining companies and the taxable income for non-mining companies are taxed at the statutory corporate rate of 28%.The expense for the 2019 and 2018 years relates to non-mining tax arising from derivative gains (realised and unrealised) recognised on the foreign currency derivatives as well as the realised gains on the commodity forward sale contracts. During 2020, the losses on the derivative contracts resulted in non-mining tax losses. See discussion on deferred tax below. Refer to note 18 for details on the group's derivative gains and losses recorded.

(c)
The deferred tax rate used to calculate deferred tax is based on the current estimate of future profitability when temporary differences will reverse based on tax rates and tax laws that have been enacted at the balance sheet date. Depending on the profitability of the operations, the deferred tax rate can consequently be significantly different from year to year.

Following the completion of the annual life-of-mine plans, management revised the weighted average deferred tax rates for all the South African operations. The higher short-term gold price assumption used resulted in an increase in the estimated profitability and consequently higher rates than in the prior year. Refer to note 13 for the assumptions used. These changes, together with changes in the temporary differences, had the following impacts:

•
The change in rates on temporary differences at the individual company level, other than hedge accounted derivatives, resulted in an increase in the deferred tax expense and liability to the amount of R493 million.

•	Unwinding of temporary differences related to unredeemed capital expenditure balance resulted in an increase of R298 million in the deferred tax expense.

•
The weakening of the Rand against the US$ and the increase in the commodity prices negatively impacted on the valuation of the derivative financial instruments. Refer to notes 18 and 37 for detail. The temporary differences related to the Rand gold derivatives changed from taxable temporary differences (ie resulting in a deferred tax liability) to deductible temporary differences (resulting in a deferred tax asset). Management assessed the rates at which the temporary differences are expected to reverse and as the expected non-mining losses can be set off against the mining profits, the rates have been revised from the non-mining tax rate of 28% to the weighted average deferred tax rate. This accounts for R510 million of the deferred tax credit directly charged to other comprehensive income.

10	TAXATION continued

(c)	Deferred tax continued

•
The net deferred tax positions for each of the group's entities are assessed separately. Two companies have net deferred tax asset positions and therefore recoverability of these assets was considered. The position at 30 June 2020 was as follows:

	SA Rand
Figures in million	Harmony Company	Randfontein Estates

Deductible/(taxable) temporary differences	1 079	(155)
Tax losses	574	534
Total	1 653	379

Deferred tax rate	29.8%	10.1%
Deferred tax asset	492	39

At 30 June 2020, management considered whether the unrecognised deferred tax asset (DTA) related to the Harmony company should be recognised, partially or in full. A portion of the DTA relates to a tax loss of R574 million, which primarily arose due to the foreign exchange translation losses and losses on derivatives recorded in 2020. The company's operations include the Central Plant Reclamation (CPR), a tailings retreatment facility. As a low cost producer, its profit margins are highly sensitive to fluctuations in the gold price. In addition, the higher short-term gold price also significantly benefits Masimong's profitability, which following the revision of its life-of-mine at 30 June 2020 has two years remaining of its life. Due to the significant expected increase in the short-term Rand gold price used in the estimation of future taxable profits for the mining operations owned by the Harmony company, it is considered probable that sufficient future taxable profits will be available against which the aforementioned tax loss and the current deductible temporary differences existing at the reporting date can be utilised. Consequently, a deferred tax asset of R492 million has been recognised, consisting of R171 million relating to the tax loss and R321 million relating to deductible temporary differences.

Management believes there will be sufficient future taxable income from the operations owned by Randfontein Estates Limited and therefore the entire balance of R39 million was recognised at 30 June 2020.

Disclosure of Major Items Causing the Income Tax Provision to Differ from the South African Mining Statutory Tax Rate

Major items causing the group's income tax provision to differ from the South African mining statutory tax rate of 34% were:

	SA Rand
Figures in million	2020	2019	2018

Tax on net loss at the mining statutory tax rate	202	934	1 600
Non-allowable deductions	(221)	(241)	(513)

Share-based payments	(62)	(70)	(104)
Impairment of assets	—	(2)	(219)
Loan-related costs	(19)	(18)	(24)
Exploration expenditure	(55)	(36)	(74)
Finance costs	(76)	(68)	(54)
Other	(9)	(47)	(38)

Movement in temporary differences related to property, plant and equipment	(355)	(1 388)	(1 248)
Movements in temporary differences related to other assets and liabilities	(452)	98	55
Difference between effective mining tax rate and statutory mining rate on mining income	10	(175)	(550)
Difference between non-mining tax rate and statutory mining rate on non-mining income	—	19	35
Effect on temporary differences due to changes in effective tax rates[1]	(469)	83	675
Prior year adjustment	5	(8)	—
Capital allowances[2]	766	684	604
Deferred tax asset not recognised[3]	34	133	(424)
Deferred tax asset previously not recognised now recorded[4]	225	—	—

Income and mining taxation	(255)	139	234
Effective income and mining tax rate (%)	(43)	5	5

[1]
This mainly relates to movements in the deferred tax rate related to Harmony (25.7% to 29.8%) (2019: 10.5% to 25.7%) (2018: 19.4% to 10.5%), Freegold (8.1% to 11.4%) (2019: 8.7% to 8.1%) (2018: 12.5% to 8.7%), Randfontein Estates Limited (Randfontein) (4.5% to 10.1%) (2019: 1.8% to 4.5%) (2018: 3.8% to 1.8%) and Moab (4.7% to 17.3%) (2019: 9.1% to 4.7%) (2018: 9.1%).

[2]
This relates to the additional capital allowance that may be deducted from taxable income from mining operations in South Africa. A significant portion relates to Avgold Limited (Avgold) which has a 0% effective tax rate.

[3]	This relates to tax losses and deductible temporary differences for which future taxable profits are uncertain and are not considered probable.

[4]
Harmony company has sufficient future profits as well as taxable temporary differences which the deductible temporary differences can be reversed against. Therefore the deferred tax asset not recognised in the 2019 year has been recognised.

Analysis of Deferred Tax Assets and Liabilities and Potential Future Tax Deductions

The analysis of deferred tax assets and liabilities is as follows:

	SA Rand
Figures in million	2020	2019

Deferred tax assets	(1 803)	(550)
Deferred tax asset to be recovered after more than 12 months	(1 091)	(49)
Deferred tax asset to be recovered within 12 months	(712)	(501)

Deferred tax liabilities	2 268	1 237
Deferred tax liability to be recovered after more than 12 months	2 034	1 125
Deferred tax liability to be recovered within 12 months	234	112

Net deferred tax liability	465	687

Deferred tax liabilities and assets on the balance sheet as of 30 June 2020 and 30 June 2019 relate to the following:

	SA Rand
Figures in million	2020	2019

Gross deferred tax liabilities	2 268	1 237

Amortisation and depreciation	2 211	1 229
Other	57	8

Gross deferred tax assets	(1 803)	(550)

Unredeemed capital expenditure[1]	(4 923)	(4 044)
Provisions, including non-current provisions	(1 156)	(844)
Derivative financial instruments	(505)	(88)
Tax losses[2]	(1 718)	(1 209)
Deferred tax asset not recognised[3]	6 499	5 635

Net deferred tax liability	465	687

[1]	Unredeemed capital expenditure mainly consists of Hidden Valley R4 555 million (2019: R3 745 million).

[2]	The majority of the amount relates to Hidden Valley's tax losses of R1 327 million (2019: R1 066 million).

[3]	The majority of the deferred tax asset not recognised of R6 499 million relates to Harmony's PNG operations (2019: R5 293 million).

Movement in the net deferred tax liability recognised in the balance sheet is as follows:

	SA Rand
Figures in million	2020	2019

Balance at beginning of year	687	1 145
Expense/(credit) per income statement	197	(282)
Tax directly charged to other comprehensive income	(419)	(177)

Balance at end of year	465	687
Deferred tax asset per balance sheet	(531)	(1)
Deferred tax liability per balance sheet	996	688

10	TAXATION continued

DEFERRED TAX continued

	SA Rand
Figures in million	2020	2019

As at 30 June, the group had the following potential future tax deductions:

Unredeemed capital expenditure available for utilisation against future mining taxable income[1]	43 395	39 725
Tax losses carried forward utilisable against mining taxable income[2]	7 356	5 494
Capital Gains Tax (CGT) losses available to be utilised against future CGT gains[4]	570	571

As at 30 June, the group has not recognised the following deferred tax asset amounts relating to the above:	14 618	12 935

The unrecognised temporary differences are:
Unredeemed capital expenditure[3]	40 330	35 038
Tax losses[2]	5 156	5 109
CGT losses[4]	570	571

[1]
Includes Avgold R21 483 million (2019: R19 086 million), Randfontein R2 261 million (2019: R2 134 million), Moab Khotsong R625 million (2019: R1 755 million) and Hidden Valley R18 847 million (2019: R16 333 million). These have an unlimited carry-forward period.

[2]	Relates mainly to Hidden Valley and the PNG exploration operations. These have an unlimited carry-forward period.

[3]	Relates to Avgold and Hidden Valley.

[4]	The CGT losses relate to the gross CGT losses available to be utilised against future CGT gains.